U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2016

ONCOLOGIX TECH, INC.

(Name of Small Business Issuer as Specified in Its Charter)

Nevada	0-15482	86-1006416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S.Employer Identification No.)

1604 W. Pinhook Rd. #200

Lafayette, LA 70508

(Address of principal executive offices)

(616) 977-9933

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Registrant’s Form 10-K, any Form 10-Q or any Form 8-K of the Registrant or any other written or oral statements made by or on behalf of the Registrant may contain forward-looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the medical device business, and the Company itself. Statements, including without limitation, those related to: future revenue, earnings, margins, growth, cash flows, operating measurements, tax rates and tax benefits; expected economic returns; projected operating results, future strength of the Company; future brand positioning; achievement of the Company vision; future marketing investments; the introduction of new lines or categories of products; future growth or success in specific countries, categories or market sectors; capital resources and market risk are forward-looking statements. In addition, words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “predicts,” “projects,” “should,” “will,” variations of such words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements.

Readers are cautioned not to place undue reliance on such forward-looking statements as they speak only of the Registrant’s views as of the date the statement was made. The Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 – Financial Statements and Exhibits

Series C Preferred Stock Series. On October 7, 2016, the Board of Directors of Oncologix Tech, Inc. (the “Company”) approved the designation of 100,000 shares of a new series of preferred stock. The Series C Preferred Shares (“Preferred Share(s)”) with the following rights and privileges: (i) Each Preferred Share shall have a par value of $0.001; (ii) the Preferred Share shall not be entitled to receive any dividends; (iii) the Preferred Shares as a block shall have the voting power of 51% of the shares of common stock and Preferred Shares taken together; (iv) the Preferred Shares are not convertible and have no redemption rights. The complete designations are included in Exhibit 99.1. On October 7, 2016, the Board of Directors approved the issuance of 50,000 Preferred Shares to both Michael A. Kramarz, Chief Executive Officer and Harold Halman, Chief Operating Officer in exchange for $10,000 each of accrued salary.

ITEM 9.01 – Financial Statements and Exhibits

99.1        Series C Preferred Stock Designations

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 22, 2017

ONCOLOGIX TECH, INC.

By:	/s/ Michael A. Kramarz
Michael A. Kramarz, Chief Executive Officer, Chief Financial Officer

By:	/s/ Harold Halman
Harold Halman, Chief Operating Officer,

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